Exhibit 10.7.1

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Third Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 31st day of October, 2013, by and among (a) SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara. California 95054 and with a loan production office located at 3005 Carrington Mill Boulevard, Suite 530, Morrisville, North Carolina 27560 (“SVB”), as collateral agent (in such capacity, the “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) or otherwise a party thereto from time to time including SVB in its capacity as a Lender, and OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (“Finance”), OXFORD FINANCE FUNDING I, LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (“Funding”), and OXFORD FINANCE FUNDING TRUST 2012-01, a Delaware trust with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (“Trust”; and together with Finance and Funding, collectively “Oxford”) (SVB and Oxford are each a “Lender” and collectively, the “Lenders”), and (b) (i) TRANSENTERIX, INC., a Delaware corporation, with its principal place of business at 635 Davis Drive, Suite 300, Morrisville, North Carolina 27560 (“TransEnterix”), (ii) SAFESTITCH MEDICAL, INC., a Delaware corporation, with its chief executive office located at 4400 Biscayne Boulevard, Suite 570, Miami, Florida 33137 (“SafeStitch”), and (iii) SAFESTITCH LLC, a Virginia limited liability company, with its chief executive office located at 4400 Biscayne Boulevard, Suite 570, Miami, Florida 33137 (“SafeStitch LLC”) (TransEnterix, SafeStitch, and SafeStitch LLC are hereinafter jointly and severally, individually and collectively, referred to as “Borrower”).

RECITALS

A. Lenders and Borrower entered into that certain Loan and Security Agreement dated as of January 17, 2012, between Existing Borrower and Lenders, as amended by a certain First Amendment to Loan and Security Agreement dated as of February 11, 2013, and as further amended by a certain Second Amendment to Loan and Security Agreement and Joinder Agreement dated September 3, 2013 (as may be further amended modified, supplemented or restated from time to time, the “Loan Agreement”). All capitalized terms used herein without definitions shall have the meanings given such terms in the Loan Agreement.

B. Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Lender amend the Loan Agreement, as fully set forth herein.

D. Lenders have agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. All capitalized terms used herein without definitions shall have the meanings given such terms in the Loan Agreement.

2. Amendments to the Loan Agreement.

A.	Section 6.2 (Financial Statements, Reports, Certificates, Inspections). The Loan Agreement shall be amended by (a) deleting the “and” at the end of clause (viii) thereof, (b) deleting the at the end of (ix) thereof and replacing it with and” and (c) inserting the following new provision to appear as 6.2(a)(x) thereof:

“ (x) as soon as available, but no later than thirty (30) days after the last day of each month, a copy of Borrower’s monthly rental check payable to the landlord of Borrower’s leased location at 627 Distribution Drive, Durham, North Carolina 27560.”

B.	Exhibit C (Compliance Certificate). The Compliance Certificate is amended in its entirety and replaced with the Compliance Certificate in the form of Schedule 1 attached hereto.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Lenders may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Lenders to enter into this Amendment, Borrower hereby represents and warrants to Lenders as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower delivered to Lenders on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

6. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Lenders of this Amendment by each party hereto, and (b) Borrower’s payment of Lenders’ legal fees and expenses incurred in connection with this Amendment.

[Signature pages follow]

IN WITNESS WHEREOF, this Amendment is being executed as of the date first written above.

BORROWER:

SAFESTITCH MEDICAL, INC.

By:
Name:	Todd M Pope
Title:	CEO

SAFESTITCH LLC

By:
Name:	Todd M Pope
Title:	CEO

TRANSENTERIX, INC.

By
Name:	Todd M Pope
Title:	CEO

COLLATERAL AGENT AND LENDER:

SILICON VALLEY BANK

By:

Name:	Patrick Q. Scheper

Title:	Vice President

LENDER:

OXFORD FINANCE FUNDING I, LLC
By:	Oxford Finance LLC, as servicer

By:

Name:	Mark Davis

Title:	Vice President - Finance, Secretary & Treasurer

OXFORD FINANCE FUNDING TRUST 2012-01
By:	Oxford Finance LLC, as servicer

By:

Name:	Mark Davis

Title:	Vice President - Finance, Secretary & Treasurer

SCHEDULE 1

EXHIBIT C

Compliance Certificate

TO:	SILICON VALLEY BANK, as Collateral Agent and Lender OXFORD FINANCE LLC, as Lender

FROM:	TRANSENTERIX, INC. SAFESTITCH MEDICAL, INC. SAFESTITCH LLC

The undersigned authorized officer (“Officer”) of TRANSENTERIX, INC., SAFESTITCH MEDICAL, INC., and SAFESTITCH LLC (collectively, the “Borrower”), hereby certifies, solely in his or her capacity as an officer of Borrower and not in any individual capacity, that in accordance with the terms and conditions of the Loan and Security Agreement by and among Borrower, Collateral Agent, and the Lenders (the “Agreement”),

(i) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below;

(ii) There are no Events of Default, except as noted below;

(iii) Except as noted below, all representations and warranties of Borrower stated in the Loan Documents are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date.

(iv) Borrower, and each of Borrower’s Subsidiaries, has timely filed all required tax returns and reports, Borrower, and each of Borrower’s Subsidiaries, has timely paid all foreign, federal, state, and local taxes, assessments, deposits and contributions owed by Borrower, or Subsidiary, except as otherwise permitted pursuant to the terms of Section 5.8 of the Agreement;

(v) No Liens have been levied or claims made against Borrower or any of Borrower’s Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Collateral Agent and the Lenders.

Attached are the required documents, if any, supporting our certification(s). The Officer, on behalf of Borrower, further certifies that the attached financial statements are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements, for the absence of footnotes and subject to year-end audit adjustments as to the interim financial statements. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column.

	Reporting Covenant	Requirement			Complies
1)	Financial statements	Monthly within 30 days			Yes	No	N/A

2)	Annual (CPA Audited) statements	Within 120 days after Fiscal Year End			Yes	No	N/A

3)	Annual Financial Projections/Budget (prepared on a monthly basis)	Annually (w/n 10 days of FYE) and when revised			Yes	No	N/A

4)	A/R & A/P agings	If applicable			Yes	No	N/A

5)	8-K, 10-K and 10-Q Filings	If applicable			Yes	No	N/A

6)	Compliance Certificate	Monthly within 30 days			Yes	No	N/A

7)	Dissolution of ISIS Tele-Communications, Inc.	Within 6 months after 2013 Effective Date			Yes	No	N/A

8)	Copy of rental check (627 Distribution Drive)	Monthly within 30 days			Yes	No	N/A

	IP Report *	Monthly within 30 days			Yes	No	N/A

9)	Total amount of Borrower’s cash and cash equivalents at the last day of the measurement period		$

	Deposit and Securities Accounts	(Please list all accounts; attach separate sheet if additional space needed)

	Bank	Account Number	New Account?			Acct Control Agmt in place?
1)				Yes	No	Yes	No

2)				Yes	No	Yes	No

3)				Yes	No	Yes	No

4)				Yes	No	Yes	No

5)				Yes	No	Yes	No

6)				Yes	No	Yes	No

Bank Services

Amount of cash secured
Bank Services:
$

Amount of non-cash secured Bank Services
$

Other Matters

Have any Key Persons departed or ceased to be employed since the last Compliance Certificate?	Yes	No

Have there been any transfers/sales/disposals/retirement of Collateral or IP prohibited by the Agreement?	Yes	No

Have there been any new or pending claims or causes of action against Borrower that involve more than $150,000?	Yes	No

*	The following Intellectual Property was registered (or a registration application submitted) after the Effective Date or the most recent Compliance Certificate, as applicable (if no registrations, state “None”)

Exceptions

Please explain any exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions.” Attach separate sheet if additional space needed.)

LENDERS USE ONLY
SAFESTITCH MEDICAL, INC., as Administrative Borrower	DATE

By:
Name:
Title:

TRANSENTERIX, INC.	DATE

By:		Received by:	Verified by:
Name:
Title:

SAFESTITCH	DATE
MEDICAL, INC.

By:
Name:
Title:

SAFESTITCH LLC	DATE

By:
Name:
Title:
		Compliance Status	Yes No